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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  JANUARY 12, 1998

                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


          DELAWARE                      333-16233               93-1225376
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State or other jurisdiction of     (Commission File No.)   (I.R.S. Employer
incorporation or organization                               Identification No.)



          C/O BAY VIEW BANK
          1840 GATEWAY DRIVE
          SAN MATEO, CALIFORNIA                                   94404
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Address of principal executive offices                           Zip Code


      Registrant's telephone number, including area code:  (650) 573-7310


     2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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            (Former name, former address, and former fiscal year,
                         if changed since last report)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated December 31, 1997


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                BAY VIEW 1997 RA-1 AUTO TRUST
                           BY:  BAY VIEW SECURITIZATION CORPORATION
                                ORIGINATOR OF TRUST



Dated:  January 23, 1998              By:  /s/ David A. Heaberlin
                                           ----------------------
                                           David A. Heaberlin
                                           Treasurer and Chief Financial Officer



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